INTERNATIONAL
                                                 October 26, 1998
Prepared For:
OTR EXPRESS, INC.                                Presented By:
BILL, GARY, STEVE AND MARC                       KCR Int'l Trucks, Inc.
804 N MEADOWBROOK DR.                            Randy O'Shea
OLATHE, KS  66063-0819                           7700 NE 38th Street
(913) 829-1615                                   Kansas City, MO 64161
                                                 (816) 455-1833

Model Profile
1999 9900 SFA 6X4


DIMENSION:                Wheelbase, 242 Cab to Axle, 152 Axle to
                          Frame, 53
ENGINE DIESEL:            {Caterpillar 3406E Electronic} 50 State 375 to
                          435 HP @ 18000 RPM, 1450 to 1650 lb-ft Torque @
                          1200 RPM, Multi-Torque, 1800 RPM Governed Speed;
                          450 Maximum HP
TRANSMISSION, MANUAL:     {Fuller FRO-16210B} 10-Speed Manual, With
                          Overdrive, With Air Shift, With Internal Lube Oil
                          Pump
CLUTCH:                   {Eaton Spicer Solo EP1552} Easy-Pedal, Two-Plate,
                          Cast Angle Spring: Ceramic, 15.5" Diameter, Soft
                          Clutch 7-Spring Damper, Mechanical Pull-Type
                          Control, With Adjustment-Free Feature, 1700 lb-ft
                          Torque Capacity
AXLE, FRONT, I-BEAM TYPE: {Spicer Eaton E1200I} 12,000-lb Capacity
AXLE, REAR, TANDEM:       {Spicer Eaton DS-404/RS404} Single
                          Reduction 40,000-lb Capacity; With 200
                          WheelEnds and .375" Wall Housing
                          Gear Ration:  3.70
CAB:                      Conventional, Aluminum, Hi-Rise PRO SLEEPER;
                          72" Seat to Inside Back of Cab, with 37" Wide
                          Bunk, Includes International NAVAIR Cab Rear
                          Air Suspension
TIRE, REAR:               (8) 285/75R24.5 M726 (BRIDGESTONE) 492
                          rev/mile, load range G 14 ply
SUSPENSION, REAR, AIR,
 TANDEM:                  {International} 52" Axle Spacing; 40,000-lb
                          Capacity, 9.500" Ride height, With Shock
                          Absorbers

Vehicle Specifications
1999 9900 SFA 6X4
                                                             October 26, 1998

 Description

Base Chassis, Model 9900 SFA 6X4 with 242 Wheelbase, 152 Cab to Axle, and 53 Axle to Frame.

BUMPER, FRONT Full Width, Gull Wing, Chrome Plated Aluminum

  Includes
  :  FOG LIGHT OPENING (2) and with Rectangular Hole for Stop

FRAME RAILS Heat Treated Alloy Steel (110,000 PSI Yield); 10.125" x 3.580" x 0.312" x 336.2" OAL

  Includes

  :  FRAME RAILS WITH TAPERED REAR

AXLE, FRONT, I-BEAM TYPE {Spicer Eaton E1200I}  12,000-lb Capacity

SUSPENSION, FRONT, SPRING Parabolic, Taper Leaf; 12,000-lb Capacity; Wit Shock Absorbers

  Includes

  :  SPRING PINS Threaded,

BRAKE SYSTEM, AIR Dual System for Tractor Applications

  Includes
  :  BRAKE CHAMBERS, SPRING (2) REAR
  :  BRAKE LINES Color Coded Nylon
  :  GLAD HANDS (2) One for Service and One for Emergency; Trailer
      Hoses from Cab
  :  HOSE TENDER to Secure the Trailer Hoses When Not in Use
  :  SLACK ADJUSTERS, FRONT Automatic
  :  SLACK ADJUSTERS, REAR Automatic
  :  SWITCH, AUXILIARY Interrupter for Cab and Trailer Clearance/Marker
      Lights Instrument Panel Mounted (Blinks Lights with Headlight Switch in "ON" Position)
  :  TRAILER CONNECTIONS 15' (Coiled Nylon Hose) and 15' Lighting Cable
      (Coiled) with 7-Way Connector
  :  PARKING BRAKE VALVE Combination Valve for Tractor and Trailer
  :  DRAIN VALVE Cable Operated
  :  HAND CONTROL VALVE, AIR
  :  TRACTOR PROTECTION VALVE
  :  BRAKE PRESSURE INDICATOR Low Air Pressure Warning Light and
      Audible Alarm

BRAKES, FRONT, AIR CAM S-Cam; 15.0" x 4.0"; Includes 20 Sq. In. Brake
Chambers

BRAKES, REAR, AIR CAM S-Cam; 16.5" x 7.0"; Includes 30 Sq. In. Anchorlok Spring Actuated Parking Brake Chambers

HOSE TENDER Slide Bar With Single Spring Bracket; Bar Extended 4.0" From
Cab

AIR BRAKE ABS {Meritor-Wabco AntiLock Brake System} (4-Channel)

AIR DRYER {Bendix AD-9} With Heater, Standard Location

BRAKE CHAMBER IDENTITY, SPRING {Anchorlok Life Seal 3030 LC}

BRAKE IDENTITY, FRONT {Spicer Eaton ES-150-4L} Air, Cam Type, Extended Service, Size 15" x 4"

BRAKE IDENTITY, REAR {Spicer Eaton ES-165-7} Rear, Air, S-Cam Type, Extended Service, Size 16.5" x 7"

AIR COMPRESSOR {Bendix Tu-Flo 550} 13.2 CFM

AXLE, REAR, IDENTIFIER FOR ABS {Spicer Eaton}

BRAKE PACKAGE, FRONT {Spicer Eaton ES-150-4L} Air, Cam Type, Extended Service, Size 15" x 4", Includes Automatic Slack Adjusters

BRAKE PACKAGE, REAR {Spicer Eaton ES-165-7} Air, Cam Type, Extended Service, Size 16.5" x 7", Includes Automatic Slack Adjusters

STEERING COLUMN Tilting and Telescoping

STEERING GEAR {Sheppard M-100} Power

STEERING WHEEL {V.I.P.} 2-Spoke, Black; 18" Diam.

MAINSHAFT SYSTEM SPL170 in lieu of 1760 Series and SPL170 Interaxle
Shaft

EXHAUST SYSTEM Single, Horizontal Muffler and Dual Bright Cab Mounted Turned Back Tail Pipes, With Polished Stainless Steel Tail Pipe Guards, Tear Drop Design, With PRO SLEEPER

ENGINE COMPRESSION BRAKE {Jacobs 340A} for Caterpillar 3406 Electronic Engines With Selector Switch

ELECTRICAL SYSTEM 12-Volt, Standard Equipment

  Includes
  :  BATTERIES (3) Maintenance-Free, 12-Volt 1950 CCA Total
  :  BATTERY BOX and Cover, Aluminum, Mounted Left Side, Back of Cab
  :  CIRCUIT BREAKERS for Trailer Connections
  :  FUSES, ELECTRICAL SAE Blade-Type
  :  HEADLIGHTS (2) Sealed Beam Halogen, 5" X 7" Rectangular, with
      Chrome Plated     Bezels
  :  HORN, ELECTRIC Single
  :  HORN, AIR Single, Chrome
  : PARKING LIGHT Integral with Front Turn Signal and Rear Tail Light : STOP, TURN, TAIL & B/U LIGHTS Dual, Rear, Combination with
      Reflector
  :  STARTER SWITCH Electric Key Operated
  :  HEADLIGHT DIMMER SWITCH Floor Mounted

  :  TURN SIGNAL SWITCH Signal-Stat 900 Manual Cancelling
  :  TURN SIGNAL FLASHER
  :  TURN SIGNALS, FRONT Flush Mounted with Reflectors and Auxiliary
      Side Turn Signals
  :  WINDSHIELD WIPERS Single Motor, Electric, Cowl Mounted
  :  WINDSHIELD WIPER SWITCH 2-Speed Instrument Panel Mounted with
      Intermittent Feature,
  :  WIRING, CHASSIS Color Coded and Continuously Numbered
  :  CIGAR LIGHTER Instrument Panel Mounted
  :  DOME LIGHT, CAB (2) Rectangular, Above Door Mounted, One Each Side
      Door and Header- Mounted Switch Activated;
  :  COURTESY LIGHT (2) Door and Header-Mounted Switch Activated; Driver
      and Passenger Door Mounted
  :  READING LIGHT, CAB (2) One Above Each Door with Individual
      Switches;

POWER SOURCE, TERMINAL TYPE Two Post Terminal Block

ALTERNATOR {Delco-Remy America 33-SI} 12-Volt 135 Amp, Capacity,
Brushless

BATTERY SYSTEM {Fleetrite} Maintenance-Free (4) 12-Volt 3700CCA Total

CB ANTENNA BASE (2) with Lead-Ins; Mirror Mounted, Less Antennas

  Includes
  :  CB WIRING AND VELCRO STRAP for Mounting CB in Left Side Header
      Storage Compartment


SATELLITE COMMUNICATION SYSTEM {Qualcomm MCT System} Installation
Package, Less System; Includes Power Cable, Communication Cable, Message Light and Shock Tray with Mounting

SPEAKER, AUXILIARY, CB RADIO With Jack for CB; Mounted Left Side Above Driver's Door

RADIO {Panasonic CQ-2500} AM/FM, Premium Stereo With Electronic Tuning, Weatherband, Cassette Player, Clock With Alarm, With Multiple Coaxial Speakers

  Includes
  :  SPEAKERS IN CAB (4) Coaxial


CLEARANCE/MARKER LIGHTS (2) Large Aero Type, Chrome, in Outside
Positions with (3) Standard Light in Center Positions, Roof Mounted

RUNNING LIGHT (2) Daytime

MOBILE COMMUNICATIONS SENSOR Wiring Effects for SensorTRACS or J-TRACS Via J1587/J1708 Datalink; Provided by Electronic Engine

FRONT END Tilting, Fiberglass

  Includes

  :  GRILLE Stainless Steel Vertical Grille Bars
  :  GRILLE SURROUND Chrome Plated Zinc Die Cast

  :  HEADLIGHT BEZELS Chrome Plated Zinc Die Cast
  :  HOOD TILE SHOCK ABSORER
  :  MUD FLAPS, INTERMEDIATE MOUNT (2)

QUARTER FENDERS for Rear Wheels, Mirror-Finished Stainless Steel Frame
Mounted

BUG SCREEN Front End; Mounted Behind Grille

BUG DEFLECTOR Smoked Colored Plastic; Mounted on Hood

PAINT SCHEMATIC Single Color, Design 133 for 72" Hi-Rise Pro Sleeper
Cab/Shassis

  Includes

  :  PAINT SCHEMATIC ID LETTERS "CL"

HUBODOMETER {Stemco} English Reading (Miles) Rear Wheels

PAINT TYPE Base Coat/Clear Coat, 1-2 Tone

PAINT CLASS Premium Color

FIFTH WHEEL, AIR SLIDE {FONTAINE SL6AWB} 24" Slide, Left Hans Roadside
Release

MUD FLAP HOLDER Spring Loaded, Painted Black; With 45-Degree End, With Red and White Reflective Tape; Less Flaps

CLUTCH {Eaton Spicer Solo EP1552} Easy Pedel, Two-Plate, Cast Angle Spring; Ceramic, 15.5" Diameter, Soft Clutch 7-Spring Damper, Mechanical Pull-Type Control, With Adjustment-Free Feature, 1700 lb-ft Torque Capacity

  Includes

  :  CLUTCH RELEASE BEARING Greasable


ENGINE, DIESEL {Caterpillar 3406E Electronic} 50 State 375 to 435 HP @ 1800 RPM, 1450 TO 1650 lb-ft Torque # 1200 RPM, Multi-Torque, 1800 RPM Governed Speed; 450 Maximum HP

  Includes

  :  STARTING MOTOR 42MT
  :  GAUGE, AIR CLEANER RESTRICTION Air Cleaner Mounted
  :  AIR CLEANER with Vacuator, Remote Mounted
  :  CRUISE CONTROL Electronic
  :  ENGINE SHUTDOWN Electric, Key-Operated
  :  GOVERNOR Electronic
  :  THROTTLE, HAND CONTROL Electronic, Instrument Panel Mounted
  :  ENGINE OIL DRAIN PLUG Magnitic
  :  OIL FILTER, ENGINE Spin-On Type
  :  TIMER Idle Shutdown

  :  WATER FILTER Remote Mounted
  :  FUEL FILTER Engine Mounted


FAN DRIVE {Kysor} with Auto On/Off, Rear Air Supply and Kysor Nylon Fan

RADIATOR Cross Flow, Series System, 1150 SqIn Area and 1030 SqIn Charge
Air Cooler

  Includes

  :  ANTI-FREEZE TEXACO LONG LIFE ENGINE COOLANT -40F (-40C)
  :  DEAERATION SYSTEM with Tank and Sight Glass
  :  RADIATOR HOSES Premium, Rubber

HOSE CLAMPS, RADIATOR HOSES {R.G. Ray Mini Flex Seal} Coil/Spring/"T"- Bolt Type, for Radiator Hoses over 1" I.D.

BLOCK HEATER, ENGINE {Phillips} 120 volt/2000 Watt

  Includes

  :  BLOCK HEATER SOCKET Receptacle Type; Mounted in Left Side of Skirt
      Panel

TRANSMISSION, MANUAL {Fuller FRO-16210B} 10-Speed Manual, With
Overdrive, With Air Shift, With Internal Lube Oil Pump

  Includes

  :  CLUTCH BRAKE Torque Limiting

OIL COOLER, MANUAL TRANSMISSION for International, Fuller, Meritor (Rockwell) or Spicer Transmission (REQUIRES TRANSMISSION LUBE PUMP)

CLUTCH HOUSING Aluminum; Available With 1350 to 2050 lb-ft Capacity Fuller Transmission

TRANSMISSION OIL {EmGard 50W} Synthetic; 22 thru 33.99 Pints

SUSPENSION, REAR, AIR, TANDEM {International} 52" Axle Spacing; 40,000-lb Capacity, 9.500" Ride height, With Shock Absorbers

AXLE, REAR, TANDEM {Spicer Eaton DS-404/RS404} Single Reduction 40,000-lb Capacity; With 200 Wheel Ends and .375" Wall Housing

Gear Radio:  3.70

  Includes

  :  REAR AXLE DRAIN PLUG (2) Magnetic
  :  POWER DIVIDER LOCK Air Operated, Cab Control with Indicator Light

AXLE, REAR, LUBE {EmGard 75W-90} Synthetic Oil; 50 thru 64.99 Pints

FUEL TANK (2) Top Draw; Non-Polished Aluminum, 26" Diam., 150 U.S. Gal., 567L Capacity; Total Capacity 300 U.S. Gal., 1134L, With Dual Supply & Return Lines and Less Equalizer Line, Mounted Back of Cab (Lt & RT) Includes Dummy Battery/Tool Box With Step, Mounted Under Cab Right Side, for Cab Access

WINDOW, POWER, RIGHT SIDE Electric

CAG Conventional, Aluminum, Hi-Rise PRO SLEEPER; 72" Seat to Inside Back of Cab, with 37" Wide Bunk, Includes International NAVAIR Cab Rear Air Suspension

  Includes

  :  LIGHT (2) Work Type; Mounted Back of Cab with Switch Mounted in "B"
      Pillar
  :  CLEARANCE/MARKER LIGHTS (5) Roof Mounted
  :  SPEAKER IN SLEEPER (2) Dual-Cone
  :  ASH TRAY (2) Passenger Door and Center Console Mounted
  :  ASH TRAY, SLEEPER Mounted on Left Wall
  :  BUNK, LOWER 37"
  :  CURTAIN, SLEEPER Vinyl with Velcro Closure, Pearl Gray
  :  RESTRAINT BELT, SLEEPER Nylon, Black
  :  COAT HANGER Located in Cab
  :  COAT HANGER IN SLEEPER Slot Type with Vinyl Curtain; Right Side
      Mounted
  :  CONSOLE, OVERHEAD Molded Plastic with Dual Storage Pockets; Left has Velcro Strap for  CB Radio Mounting; Right has Netting
  :  CONSOLE, CENTER Plastic, Driver Convenience with a Cup and Change
      Holder, Ash Tray and Lower Storage Area with Net
  :  CONTROL PANEL, SLEEPER Woodgrain Facia; Headphone Jack and Selector
      Sw; Located at Head of Bunk Includes Blower Speed & Temp Controls, Winter/Summer Selector Switch, Radio Volume & Balance Control,
  :  GRAB HANDLE, CAB INTERIOR (2) One Each Side
  :  GRAD HANDLE (2) Exterior
  : INTERIOR SHEET METAL Upper Door Painted Charcoal Above Window Ledge : DOME LIGHT, SLEEPER Fluorescent; Activated by Sleeper Control Panel
      or Header Panel in Cab
  :  LIGHT, LUGGAGE COMPARTMENT (2) Door Activated; One Per Door
  :  READING LIGHT, SLEEPER Left Side with Switch;
  :  EXTERIOR LOCKER DOOR (2) FOR Access of Luggage Compartments in
      Sleeper; One Each Side
  :  MATS, LUGGAGE COMPARTMENT (2) Rubber, Black Diamond Charcoal
  :  MIRROR Cosmetic, Sleeper
  :  SKIN Riveted
  :  STORAGE POCKET, SLEEPER (2) Located on Left Wall, Either Side of
      Salem Vent
  :  STORAGE SHELF Carpeted; Located Top of Back and Side Panels
  :  STORAGE, INTERIOR (2) Vinyl, Storage Bins with Netting; Above Drive and Passenger Seats
  : CABINET, PRO SLEEPER Vinyl Covered, TV/VCR Shelf & Magazine Rack with (2) 12 Volt Outlets at Foot of Bunk; Outlet Switch in Control Panel at Head of Bunk
  :  STORAGE, UNDER BUNK Open Area
  :  VENTILATOR, SLEEPER Salem Type; Left Side

  :  WINDOW, SLEEPER (4) Two Slide-Type with Screens, One Each Side; Two
      Fixed Windows Behind Slide-Type, One Each Side. Vinyl Curtains Provided for All Windows
  :  GLASS, ALL WINDOWS Tinted, Including Visibility Window in Passenger
      Door


COLOR, INTERIOR Black-Diamond Charcoal

MIRRORS (2) {Moto Plus} 22" x 8" Dual Axis, Bright Finish Stainless Steel Heads and Arms, Heated and Motorized on both Sides; Includes Integral Heated Convex Mirror in Each Head; Accommodates Trailer up to 102" Wide

GAUGE CLUSTER English with English Electronic Speedometer and with Tachometer for Air Brake Chassis

  Includes

  : GAUGE, ENGINE OIL PRESSURE Electronic
  : GAUGE, WATER TEMPERATURE Electronic
  : VOLTMETER
  : GAUGE, AIR PRESSURE Dual


GAUGE, OIL TEMP, MANUAL TRAN for Manual Transmission

GAUGE, OIL TEMP. REAR AXLE

GAUGE, AIR APPLICATION

GAUGE, LOAD INDICATING With Chrome Bezel; for Use With Rear Air
Suspension
SEAT, DRIVER{National Cust-N-Aire II Model 195} Air Suspension, High Back, Vinyl With Velour Inserts; Two Arm Rests, Isolated, Adjuster, Air Lumbar Support, Seat Back Adjustment and Swivel; With Eagle Trim Level

  Includes

  : SEAT BELTS 3-Point, Lap and Shoulder Belt Type

SEAT, PASSENGER {National Cust-N-Aire II Model 197} Air Suspension, High Back, Vinyl With Velour Inserts; Two Arm Rests, Isolated, Adjuster, Air Lumbar Support, Seat Back Angle Adjustment and Swivel; With Eagle Trim Level

  Includes

  : SEAT BELTS 3-Point, Lap and Shoulder Belt Type

CABINET PACKAGE Left Side of Conventional PRO SLEEPER; Includes Floor Mounted Cabinet with Pull-Out Desk, Desk Light & Power Source (For Customer Furnished Refrigerator) and Upper Utility Cabinet

ANTENNA, TELEVISION with Lead-In

CURTAIN, WINDSHIELD For Privacy; Gray Vinyl; 26" High

SUNSHADE, EXTERIOR Stainless Steel; Use With PRO SLEEPER Cab

HEATER HOSE CLAMPS {Breeze} Belleville Washer Type

AIR CONDITIONER {International Blend-Air} With Integral Heater &
Defroster

  Includes

  : REFRIGERANT Hydrofluorocarbon HFC-134A
  : HEATER HOSES Premijm

MIRROR, CONVEX (2) Stainless Steel, 8" Diameter, Mounted Below Primary
Mirrors.

CAB INTERIOR TRIM Eagle Level; Vinyl With Diamond Pattern; for 72" Hi-Rise PRO SLEEPER

  Includes

  : SLEEPER INTERIOR TRIM PANELS Soft Padded Vinyl, Diamond Patern
  : MATTRESS Deluxe, Inner Spring
  : FLOOR COVERING IN SLEEPER Carpet, Charcoal
  : FLOOR COVERING Vinyl by Seats, Carpet Between Seats
  : "A" PILLAR COVER Vinyl, Pearl Gray
  : HEADLINER, SLEEPER Vinyl, Pearl Gray
  : HEADLINER, Vinyl, Pearl Gray
  : INSTRUMENT PANEL TRIM Vinyl, Black Diamond Charcoal with Woodgrain
     Appearance Panel Face
  : CAB INTERIOR DASH INSULATOR Carpeted
  : HEATER BOX Carpeted
  : SUN VISOR (2) Vinyl with Toll Ticket Strap
  : STORAGE POCKET, DOOR Vinyl Manifest Pouch/Pocket Driver Door with
     Flap Cover;
  : CAB INTERIOR TRIM PANELS Soft Padded Vinyl, Diamond Pattern
  : DOOR TRIM PANELS Soft Padded Vinyl Center with Carpeted Lower
     Section, Diamond Pattern
  : KICK PANEL Carpeted

AERODYNAMIC PACKAGE Includes Roof Air Deflector, With Extension and Cab Side Extenders; for 72: Hi-Rise PRO SLEEPER

ACCESS, CAB AND FRAME Bright; Use With PRO SLEEPER Cab With Dual Back of Cab Fuel Tanks; Includes Bright Left Batt./Tool Box Cover & Step, Bright Right Dummy Batt./Tool Box Cover & Step, Frame Access Steps, One Bright Deck Plate and Tower Bar Grab Handles

  Includes

  : FUEL TANK STRAPS AND STEPS Bright Finish

WHEELS, FRONT DISC; 24.5" Polished Aluminum, 10-Stud (285.75MM BC) Hub Piloted. Flanged Nut, Metric Mount, 8.25 DC Rims; With Aluminum Hubs

  Includes

  : WHEEL SEALS, FRONT Oil Lubricated, Includes Wheel Bearings

WHEELS, REAR DUAL DISC; 24.5" Painted Steel, 10-Stud (285.75MM BC) Hub Piloted, Flanged Nut, Metric Mount, 8.25 DC Rims; With Aluminum Hubs

  Includes

  : WHEEL SEALS, REAR Oil Lubricated, Includes Wheel Bearings
  : PAINT IDENTITY, REAR WHEELS White

BRAKE DRUMS, FRONT {Motor Wheel} Centrifuse Type

BRAKE DRUMS, REAR {Motor Wheel} Centrifuse Type; 16.5" X 7"

WHEEL SEALS, FRONT {Spicer Eaton Outrunner} for Oil Lubricated Wheel
Bearings

WHEEL SEALS, REAR {Spicer Eaton Outrunner} for Oil Lubricated Wheel
Bearings

WHEEL BRAND, FRONT {ALCOA} Aluminum Disc Front Wheels

TIRES, UNI-DIRECTIONAL Mount Tires So That Arrows, on Tire, Point Toward Forward Direction When Arrow is at Top

(8) TIRE, REAR 285/75R24.5 M726 (BRIDESTONE) 492 rev/mile, load range G,
14 ply

STOP, TURN, TAIL & B/U LIGHTS {Truck-Lite Super 40} with Power Module, "International" Termination and Less Junction Box

SATELLITE ANTENNA CALBE {Qualcomm} 20' Antenna Cable with 140" Outside of Cab/Sleeper

TRAILER LIGHTING CABLE {Tramec #4A517} Coiled, 15' Length, With 48" Straight Section on One End; For Use With ABS

TURN SIGNAL/SIDE MARKER LIGHTS Mounted on Sleeper Side Extenders

FIFTH WHEEL LOCATION On Rear Axle Centerline

FAN OVERRIDE Manual; with Electric Switch on Instrument Panel

FUEL-SHUT-OFF VALVE (4) Mounted in Front Wheel Well, for Tank Isolation

AIR DEFLECTOR MODIFICATIONS With Integrally Molded Shelf to Mount
Qualcomm or Rockwell Antenna.  Shelf in Center Section of Air Deflector

MIRROR, CONVEX, SPECIAL Mounted at Passenger Door Lower View Window

MISCELLANEOUS FRONT TIRES 285/7524.5 227 BRIDGESTONE LOADRANGE G 14PLY



INSTALL AERP PKG.
INSTALL BIG DEFLECTOR

INSTALL TWO LIGHTED BUMPER GUIDE POLES
INSTALL OTR MUDFLAPS
INSTALL FIRE EXT. & TRIANGLE KIT

Description            22 Vehicles    71 Vehicles    6 Vehicles    9 Vehicles
Total Price Per
Vehicle (with F.E.T)   $80,155.48     $80,155.48     $82,590.03    $82,590.03
Deduct: CAT Rebate*     -2,240.00      -2,240.00      -2,240.00     -2,240.00
Deduct: Int'l Rebate
( purchase prior to
4/30/99)                -1,500.00                     -1,500.00
Total Price for
Vehicle Quantity    $1,681,140.56  $5,531,999.08    $473,100.18   $723,150.27
Less: Trade-In
Allowance (per
vehicle quantity)**   -825,000.00  -2,662,500.00
Total Net Sales
Price for vehicle
quantity              $856,140.56  $2,869,499.08    $473,100.18   $723,150.27

*$2,000 Cat Rebate will be determined by OTR Express at time of invoicing
**Trade-In Allowance based on $37,500.00 per vehicle











Approved by Seller:                           Accepted by Purchaser:

KCR International Trucks, Inc.                OTR Express, Inc.

/s/ Reggie Monroe                             /s/ Marc Hirschmann
Vice President 10/23/98                       VP of Maint. & Purchasing
                                              10/23/98